Exhibit 21 Dominion Energy, Inc. Subsidiaries of the Registrant As of February 15, 2022
Name	Jurisdiction of Incorporation	Name Under Which Business is Conducted
Dominion Energy, Inc.	Virginia	Dominion Energy, Inc.
BrightSuite, Inc.	Virginia	BrightSuite, Inc.
BrightSuite Home Solar, Inc.	Virginia	BrightSuite Home Solar, Inc.
BrightSuite Home, LLC	Virginia	BrightSuite Home, LLC
BrightSuite Solar CT, Inc.	Virginia	BrightSuite Solar CT, Inc.
ESCT-SA-Suffield, LLC	Connecticut	ESCT-SA-Suffield, LLC
BrightSuite Solar SC, Inc.	Virginia	BrightSuite Solar SC, Inc.
BrightSuite Solar VA, Inc.	Virginia	BrightSuite Solar VA, Inc.
BrightSuite Solar Development, LLC	Virginia	BrightSuite Solar Development, LLC
DE Arlington Solar, LLC	Virginia	DE Arlington Solar, LLC
DE Fluvanna Solar, LLC	Virginia	DE Fluvanna Solar, LLC
DE Hanover Solar, LLC	Virginia	DE Hanover Solar, LLC
DE Henrico Solar, LLC	Virginia	DE Henrico Solar, LLC
DE King William Solar, LLC	Virginia	DE King William Solar, LLC
DE Louisa Solar, LLC	Virginia	DE Louisa Solar, LLC
DE Newport News Solar, LLC	Virginia	DE Newport News Solar, LLC
DE Powhatan Solar, LLC	Virginia	DE Powhatan Solar, LLC
DE Virginia Beach Solar, LLC	Virginia	DE Virginia Beach Solar, LLC
Tredegar Solar, LLC	Virginia	Tredegar Solar, LLC
Dominion Energy Marketplace, LLC	Virginia	Dominion Energy Marketplace, LLC
CNG Coal Company	Delaware	CNG Coal Company
DE 700 Canal Place, LLC	Virginia	DE 700 Canal Place, LLC
Dominion ACP Holding, Inc.	Virginia	Dominion ACP Holding, Inc.
Dominion Atlantic Coast Pipeline, LLC	Virginia	Dominion Atlantic Coast Pipeline, LLC
Atlantic Coast Pipeline, LLC	Delaware	Atlantic Coast Pipeline, LLC
Dominion Alternative Energy Holdings, Inc.	Virginia	Dominion Alternative Energy Holdings, Inc.
Dominion Energy Technologies II, Inc.	Virginia	Dominion Energy Technologies II, Inc.
Dominion Energy Technologies, Inc.	Virginia	Dominion Energy Technologies, Inc.
Dominion Voltage, Inc.	Virginia	Dominion Voltage, Inc. DVI
Tredegar Solar Fund I, LLC	Delaware	Tredegar Solar Fund I, LLC
Dominion Capital, Inc.	Virginia	Dominion Capital, Inc.
Dominion Energy Fuel Services, Inc.	Virginia	Dominion Energy Fuel Services, Inc.
Dominion Energy Payroll Company, Inc.	Virginia	Dominion Energy Payroll Company, Inc.
Dominion Energy Questar Corporation	Utah	Dominion Energy Questar Corporation
DECP Holdings, Inc.	Virginia	DECP Holdings, Inc.
Dominion Energy Gas Distribution, LLC	Virginia	Dominion Energy Gas Distribution, LLC
The East Ohio Gas Company	Ohio	The East Ohio Gas Company Dominion Energy Ohio
DEO Alternative Fuel, LLC	Ohio	DEO Alternative Fuel, LLC
Dominion Energy Wexpro Services Company	Utah	Dominion Energy Wexpro Services Company
Dominion Gas Projects Company, LLC	Delaware	Dominion Gas Projects Company, LLC
Questar Gas Company	Utah	Dominion Energy Utah (in Utah) Dominion Energy Idaho (in Idaho) Dominion Energy Wyoming (in Wyoming)
Questar InfoComm, Inc.	Utah	Questar InfoComm, Inc.
Wexpro Company	Utah	Wexpro Company
Wexpro II Company	Utah	Wexpro II Company
Wexpro Development Company	Utah	Wexpro Development Company

Dominion Energy RNG Holdings II, Inc.	Delaware	Dominion Energy RNG Holdings II, Inc.
Clean Energy Asset USA LLC	Delaware	Clean Energy Asset USA LLC
CEA Dairy RNG Colorado, LLC	Delaware	CEA Dairy RNG Colorado, LLC
CEA CO-Fort Morgan, LLC	Delaware	CEA CO-Fort Morgan, LLC
CEA Greely, LLC	Delaware	CEA Greely, LLC
CEA Dairy RNG Georgia, LLC	Delaware	CEA Dairy RNG Georgia, LLC
CEA Americus, LLC	Delaware	CEA Americus, LLC
CEA Dairy RNG Idaho, LLC	Delaware	CEA Dairy RNG Idaho, LLC
CEA Dairy RNG Kansas, LLC	Delaware	CEA Dairy RNG Kansas, LLC
CEA Dairy RNG Nevada, LLC	Delaware	CEA Dairy RNG Nevada, LLC
CEA Mason, LLC	Delaware	CEA Mason, LLC
CEA Dairy RNG New Mexico, LLC	Delaware	CEA Dairy RNG New Mexico, LLC
CEA Clovis, LLC	Delaware	CEA Clovis, LLC
CEA Dairy RNG Texas, LLC	Delaware	CEA Dairy RNG Texas, LLC
CEA TX-Dimmitt, LLC	Delaware	CEA TX-Dimmitt, LLC
Dairy RNG Holdings, LLC	Delaware	Dairy RNG Holdings, LLC
Dominion Energy RNG Holdings, Inc.	Virginia	Dominion Energy RNG Holdings, Inc.
Align RNG, LLC	Delaware	Align RNG, LLC
Align RNG Arizona, LLC	Delaware	Align RNG Arizona, LLC
Align RNG Arizona-Snowflake, LLC	Delaware	Align RNG Arizona-Snowflake, LLC
Align RNG California, LLC	Delaware	Align RNG California, LLC
Align RNG California-Corcoran, LLC	Delaware	Align RNG California-Corcoran, LLC
Align RNG North Carolina, LLC	Delaware	Align Renewable Natural Gas
Align RNG Grady Road, LLC	Delaware	Align RNG Grady Road, LLC
Align RNG Magnolia, LLC	Delaware	Align RNG Magnolia, LLC
Align RNG North Carolina-Bowdens, LLC	Delaware	Align RNG North Carolina-Bowdens, LLC
Align RNG Utah, LLC	Delaware	Align Renewable Natural Gas
Align RNG Utah-Milford, LLC	Delaware	Align RNG Utah-Milford, LLC
Align RNG Utah-Minersville, LLC	Delaware	Align RNG Utah-Minersville, LLC
Align RNG Virginia, LLC	Delaware	Align Renewable Natural Gas
Align RNG Virginia-Waverly, LLC	Delaware	Align RNG Virginia-Waverly, LLC
Dominion Energy Services, Inc.	Virginia	Dominion Energy Services, Inc.
Dominion Energy Technical Solutions, Inc.	Virginia	Dominion Energy Technical Solutions, Inc.
Dominion Generation, Inc.	Virginia	Dominion Generation, Inc.
BOE Holdings, Inc.	Virginia	BOE Holdings, Inc.
Blue Ocean Energy Marine, LLC	Virginia	Blue Ocean Energy Marine, LLC
CNG Power Services Corporation	Delaware	CNG Power Services Corporation
Dominion Cogen WV, Inc.	Virginia	Dominion Cogen WV, Inc.
Dominion Energy Birdseye Holdings, Inc.	Virginia	Dominion Energy Birdseye Holdings, Inc.
Birdseye Renewable Energy, LLC	Delaware	Birdseye Renewable Energy, LLC
Birdseye Holdings LLC	North Carolina	Birdseye Holdings LLC
Angus Holdings LLC	North Carolina	Angus Holdings LLC
Charolais Holdings, LLC	North Carolina	Charolais Holdings, LLC
Dillon RE Holdings, LLC	North Carolina	Dillon RE Holdings, LLC
Hereford Holdings LLC	North Carolina	Hereford Holdings LLC
Simmental Holdings, LLC	North Carolina	Simmental Holdings, LLC
Sorghum Holdings, LLC	North Carolina	Sorghum Holdings, LLC
Birdseye Projects, LLC	North Carolina	Birdseye Projects, LLC
Alpaca Holdings, LLC	North Carolina	Alpaca Holdings, LLC
Aster Holdings, LLC	North Carolina	Aster Holdings, LLC
Bantam Holdings, LLC	North Carolina	Bantam Holdings, LLC
Bellflower Holdings, LLC	North Carolina	Bellflower Holdings, LLC
Brown Swiss Holdings II, LLC	North Carolina	Brown Swiss Holdings II, LLC
Canola Holdings, LLC	North Carolina	Canola Holdings, LLC
Chester White Holdings, LLC	North Carolina	Chester White Holdings, LLC
Chicory Holdings, LLC	North Carolina	Chicory Holdings, LLC
Collard Holdings, LLC	North Carolina	Collard Holdings, LLC

Cotswold Holdings, LLC	North Carolina	Cotswold Holdings, LLC
Currant Holdings, LLC	North Carolina	Currant Holdings, LLC
Devon Holdings, LLC	North Carolina	Devon Holdings, LLC
Dexter Holdings, LLC	North Carolina	Dexter Holdings, LLC
Dill Holdings, LLC	North Carolina	Dill Holdings, LLC
Dorset Holdings, LLC	North Carolina	Dorset Holdings, LLC
Endive Holdings, LLC	North Carolina	Endive Holdings, LLC
Energize Holdings III, LLC	North Carolina	Energize Holdings III, LLC
Flax Holdings, LLC	North Carolina	Flax Holdings, LLC
Gideon Solar, LLC	North Carolina	Gideon Solar, LLC
Ginger Holdings, LLC	North Carolina	Ginger Holdings, LLC
Guernsey Holdings LLC	North Carolina	Guernsey Holdings LLC
Hemlock Holdings, LLC	North Carolina	Hemlock Holdings, LLC
Hodges Solar, LLC	North Carolina	Hodges Solar, LLC
Hosta Holdings, LLC	North Carolina	Hosta Holdings, LLC
Joanna Solar, LLC	North Carolina	Joanna Solar, LLC
Kale Holdings, LLC	North Carolina	Kale Holdings, LLC
Leek Holdings, LLC	North Carolina	Leek Holdings, LLC
Leghorn Holdings, LLC	North Carolina	Leghorn Holdings, LLC
Lentil Holdings, LLC	North Carolina	Lentil Holdings, LLC
Leyland Holdings, LLC	North Carolina	Leyland Holdings, LLC
Millet Holdings, LLC	North Carolina	Millet Holdings, LLC
Mustard Holdings, LLC	North Carolina	Mustard Holdings, LLC
Okra Holdings, LLC	North Carolina	Okra Holdings, LLC
Power Path Holdings I, LLC	North Carolina	Power Path Holdings I, LLC
Power Path Holdings II, LLC	North Carolina	Power Path Holdings II, LLC
Power Path Holdings III, LLC	North Carolina	Power Path Holdings III, LLC
Quail Holdings, LLC	North Carolina	Quail Holdings, LLC
Rutabaga Holdings, LLC	North Carolina	Rutabaga Holdings, LLC
Safflower Holdings, LLC	North Carolina	Safflower Holdings, LLC
Sedge Holdings, LLC	North Carolina	Sedge Holdings, LLC
Shallot Holdings, LLC	North Carolina	Shallot Holdings, LLC
Silkie Holdings, LLC	North Carolina	Silkie Holdings, LLC
Strawberry Holdings, LLC	North Carolina	Strawberry Holdings, LLC
Sumac Holdings, LLC	North Carolina	Sumac Holdings, LLC
Watercress Holdings, LLC	North Carolina	Watercress Holdings, LLC
Yorkshire Holdings, LLC	North Carolina	Yorkshire Holdings, LLC
Dominion Energy Generation Marketing, Inc.	Delaware	Dominion Energy Generation Marketing, Inc.
Dominion Energy Nuclear Connecticut, Inc.	Delaware	Dominion Energy Nuclear Connecticut, Inc.
Dominion Energy Solar CA, LLC	Delaware	Dominion Energy Solar CA, LLC
Dominion Energy Terminal Company, Inc.	Virginia	Dominion Energy Terminal Company, Inc.
Dominion Equipment III, Inc.	Delaware	Dominion Equipment III, Inc.
Dominion Equipment, Inc.	Virginia	Dominion Equipment, Inc.
Dominion Fairless Hills, Inc.	Delaware	Dominion Fairless Hills, Inc.
Dominion Mt. Storm Wind, LLC	Virginia	Dominion Mt. Storm Wind, LLC
Dominion Nuclear Projects, Inc.	Virginia	Dominion Nuclear Projects, Inc.
Dominion Energy Kewaunee, Inc.	Wisconsin	Dominion Energy Kewaunee, Inc.
Dominion Person, Inc.	Delaware	Dominion Person, Inc.
Dominion Solar Projects III, Inc.	Virginia	Dominion Solar Projects III, Inc.
Dominion Solar Projects VI, Inc.	Virginia	Dominion Solar Projects VI, Inc.
Greensville County Solar Project, LLC	Delaware	Greensville County Solar Project, LLC
Sol Madison Solar, LLC	Delaware	Sol Madison Solar, LLC
TWE Myrtle Solar Project, LLC	Delaware	TWE Myrtle Solar Project, LLC
Dominion Solar Projects VII, Inc.	Virginia	Dominion Solar Projects VII, Inc.
Blackville Solar Farm, LLC	South Carolina	Blackville Solar Farm, LLC
Denmark Solar, LLC	South Carolina	Denmark Solar, LLC
Hardin Solar Energy LLC	Delaware	Hardin Solar Energy LLC

Seabrook Solar, LLC	Delaware	Seabrook Solar, LLC
Trask East Solar, LLC	South Carolina	Trask East Solar, LLC
Wilkinson Solar LLC	Delaware	Wilkinson Solar LLC
Yemassee Solar, LLC	South Carolina	Yemassee Solar, LLC
Dominion Solar Services, Inc.	Virginia	Dominion Solar Services, Inc.
Dominion State Line, LLC	Delaware	Dominion State Line, LLC
Dominion Wholesale, Inc.	Virginia	Dominion Wholesale, Inc.
Dominion Wind Projects, Inc.	Virginia	Dominion Wind Projects, Inc.
Dominion Fowler Ridge Wind, LLC	Virginia	Dominion Fowler Ridge Wind, LLC
Dominion Wind Development, LLC	Virginia	Dominion Wind Development, LLC
Prairie Fork Wind Farm, LLC	Virginia	Prairie Fork Wind Farm, LLC
Eagle Holdco Solar, LLC	Virginia	Eagle Holdco Solar, LLC
Eagle Solar, LLC	Virginia	Eagle Solar, LLC
Dominion Solar Projects C, Inc.	Virginia	Dominion Solar Projects C, Inc.
Dominion Solar Holdings IV, LLC	Virginia	Dominion Solar Holdings IV, LLC
96WI 8ME LLC	Delaware	96WI 8ME LLC
Clipperton Holdings LLC	North Carolina	Clipperton Holdings LLC
Fremont Farm, LLC	North Carolina	Fremont Farm, LLC
Innovative Solar 37, LLC	North Carolina	Innovative Solar 37, LLC
Moffett Solar 1, LLC	Delaware	Moffett Solar 1, LLC
Moorings Farm 2, LLC	North Carolina	Moorings Farm 2, LLC
Mustang Solar, LLC	North Carolina	Mustang Solar, LLC
Pikeville Farm, LLC	North Carolina	Pikeville Farm, LLC
Ridgeland Solar Farm I, LLC	Delaware	Ridgeland Solar Farm I, LLC
Siler Solar, LLC	North Carolina	Siler Solar, LLC
Wakefield Solar, LLC	North Carolina	Wakefield Solar, LLC
Dominion Solar Projects D, Inc.	Virginia	Dominion Solar Projects D, Inc.
Dominion Solar Projects IV, Inc.	Virginia	Dominion Solar Projects IV, Inc.
Eastern Shore Solar LLC	Delaware	Eastern Shore Solar LLC
Hecate Energy Cherrydale LLC	Delaware	Hecate Energy Cherrydale LLC
Hecate Energy Clarke County LLC	Delaware	Hecate Energy Clarke County LLC
Southampton Solar LLC	Delaware	Southampton Solar LLC
Virginia Solar 2017 Projects LLC	Delaware	Virginia Solar 2017 Projects LLC
Buckingham Solar I LLC	Delaware	Buckingham Solar I LLC
Correctional Solar LLC	Delaware	Correctional Solar LLC
Scott-II Solar LLC	Delaware	Scott-II Solar LLC
Sussex Drive Solar Project, LLC	Delaware	Sussex Drive Solar Project, LLC
Dominion Solar Projects V, Inc.	Virginia	Dominion Solar Projects V, Inc.
Summit Farms Solar, LLC	North Carolina	Summit Farms Solar, LLC
Dominion Greenbrier, Inc.	Virginia	Dominion Greenbrier, Inc.
Greenbrier Pipeline Company, LLC	Delaware	Greenbrier Pipeline Company, LLC
Greenbrier Marketing Company, LLC	Delaware	Greenbrier Marketing Company, LLC
Dominion High Voltage Holdings, Inc.	Virginia	Dominion High Voltage Holdings, Inc.
Dominion High Voltage MidAtlantic, Inc.	Virginia	Dominion High Voltage MidAtlantic, Inc.
Dominion Investments, Inc.	Virginia	Dominion Investments, Inc.
Dominion Keystone Pipeline Holdings, Inc.	Delaware	Dominion Keystone Pipeline Holdings, Inc.
Dominion Keystone Pipeline, LLC	Delaware	Dominion Keystone Pipeline, LLC
Dominion MLP Holding Company III, Inc.	Virginia	Dominion MLP Holding Company III, Inc.
Dominion Oklahoma Texas Exploration & Production, Inc.	Delaware	Dominion Oklahoma Texas Exploration & Production, Inc.
Dominion Privatization Holdings, Inc.	Virginia	Dominion Privatization Holdings, Inc.
Dominion Privatization Florida, LLC	Virginia	Dominion Privatization Florida, LLC
Dominion Privatization Georgia, LLC	Virginia	Dominion Privatization Georgia, LLC
Dominion Privatization Kentucky, LLC	Virginia	Dominion Privatization Kentucky, LLC
Dominion Privatization Maryland, LLC	Virginia	Dominion Privatization Maryland, LLC
Dominion Privatization Pennsylvania, LLC	Virginia	Dominion Privatization Pennsylvania, LLC
Dominion Privatization South Carolina, LLC	Virginia	Dominion Privatization South Carolina, LLC
Dominion Privatization Texas, LLC	Virginia	Dominion Privatization Texas, LLC

Dominion Privatization Virginia, LLC	Virginia	Dominion Privatization Virginia, LLC
Dominion Utility Privatization, LLC	Delaware	Dominion Utility Privatization, LLC
Dominion Products and Services, Inc.	Delaware	Dominion Products and Services, Inc. Dominion Energy Solutions
Dominion Projects Services, Inc.	Virginia	Dominion Projects Services, Inc.
Dominion Resources Capital Trust III	Delaware	Dominion Resources Capital Trust III
Dominion Retail Gas Holdings, Inc.	Virginia	Dominion Retail Gas Holdings, Inc.
Hope Gas, Inc.	West Virginia	Dominion Energy West Virginia
SCANA Corporation	South Carolina	SCANA Corporation
Dominion Energy South Carolina, Inc.	South Carolina	Dominion Energy South Carolina
SRFI, LLC	South Carolina	SRFI, LLC
Dominion Energy Southeast Services, Inc.	South Carolina	Dominion Energy Southeast Services, Inc.
Public Service Company of North Carolina, Incorporated	South Carolina	Dominion Energy North Carolina
Clean Energy Enterprises, Inc.	North Carolina	Clean Energy Enterprises, Inc.
PSNC Blue Ridge Corporation	North Carolina	PSNC Blue Ridge Corporation
PSNC Cardinal Pipeline Company	North Carolina	PSNC Cardinal Pipeline Company
SCANA Corporate Security Services, Inc.	South Carolina	SCANA Corporate Security Services, Inc.
South Carolina Fuel Company, Inc.	South Carolina	South Carolina Fuel Company, Inc.
South Carolina Generating Company, Inc.	South Carolina	South Carolina Generating Company, Inc.
Virginia Electric and Power Company	Virginia	Dominion Energy Virginia (in Virginia) Dominion Energy North Carolina (in North Carolina)
Virginia Power Fuel Corporation	Virginia	Virginia Power Fuel Corporation
Virginia Power Services, LLC	Virginia	Virginia Power Services, LLC
Virginia Power Nuclear Services Company	Virginia	Virginia Power Nuclear Services Company
Virginia Power Services Energy Corp., Inc.	Virginia	Virginia Power Services Energy Corp., Inc.
VP Property, Inc.	Virginia	VP Property, Inc.